UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21558

Pioneer Short Term Income Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2023

Date of reporting period: September 1, 2022 through August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Short Term Income Fund
Annual Report  |  August 31, 2023

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Short Term Income Fund  | Annual Report | 8/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Short Term Income Fund  | Annual Report | 8/31/233

Portfolio Management Discussion  |  8/31/23
In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the 12-month period ended August 31, 2023. Mr. Funderburk, Director of Securitized Credit, a senior vice president, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, Deputy Director of Securitized Credit, a vice president, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended August 31, 2023?
A	Pioneer Short Term Income Fund’s Class A shares returned 3.17% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmark, the Bloomberg One- to Three-Year Government/Credit Bond Index (the Bloomberg Index), returned 1.57%. During the same period, the average return of the 582 mutual funds in Morningstar’s Short-Term Bond Funds category was 2.09%.
Q	Can you describe the market environment for fixed-income investors during the 12-month period ended August 31, 2023?
A	With inflation showing signs of modest easing at the start of the period in September 2022, investors began to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish policy stance on monetary policy after several months of interest-rate increases. That optimism led to strong returns for bonds in both October and November 2022, despite the Fed’s increase to the federal funds rate target range of another 75 basis points (bps) in November. (A basis point is equal to 1/100th of a percentage point.) In December, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which led riskier assets such as corporate bonds to give back some of their gains from earlier in the quarter as the month progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
As inflation showed signs of moderating entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising
4Pioneer Short Term Income Fund  | Annual Report | 8/31/23

interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off (such as growth stocks and corporate bonds) outperformed. On February 1, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of multiple US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed over the second half of the calendar year. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. The Fed would implement another increase to the federal funds target range of 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, the Fed once again increased the federal funds target range by 25 bps, leaving the range at 5.25% ‒ 5.50% as of period-end.
Q	Can you review your principal investment strategies in managing the Fund during the 12-month period ended August 31, 2023, and discuss how they affected benchmark-relative performance?
A	The majority of the Fund’s outperformance relative to the Bloomberg Index during the period derived from sector allocation results. In particular, the Fund’s benchmark-relative performance benefited from the portfolio’s allocation to securitized assets, including asset-backed securities (ABS), non-agency mortgage-backed securities (MBS), commercial MBS (CMBS), and collateralized loan obligations (CLOs). In addition, the Fund’s benchmark-relative overweight to corporate credit, with a tilt toward financials, and a corresponding and significant
Pioneer Short Term Income Fund  | Annual Report | 8/31/235

underweight to US Treasuries, proved additive for relative returns as spread sectors outperformed Treasuries during the 12-month period. (Spread sectors are nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)
Security selection results also contributed positively to the Fund’s benchmark-relative performance for the period. Most notably, within corporate credit, the portfolio’s exposures to issuers in the financials and industrials sectors benefited relative results. Within the banking sector (financials), we have maintained a heavy portfolio tilt towards large, diversified, multinational institutions offering debt with short maturities.
The Fund’s positioning along the yield curve was another positive contributor to benchmark-relative performance for the 12-month period. In particular, the portfolio’s underweights to the six-month and two-year segments of the yield curve benefited relative returns as the curve inverted, with short-term yields rising more than long-term yields over the period. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve is when short-term yields along the curve are higher than long-term yields.)
During a period of strong Fund outperformance of its benchmark, the one key detractor from relative returns was the portfolio’s duration positioning versus the Bloomberg Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q	Can you discuss the factors that affected the Fund’s yield, or distributions* to shareholders, either positively or negatively, during the 12-month period ended August 31, 2023?
A	The Fund’s monthly distribution rate increased over the 12-month period, primarily as a result of higher bond yields driven by the Fed’s increases to the federal fund rate target range.
*	Distributions are not guaranteed.
6Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2023? If so, did the derivatives have an effect on the Fund’s performance?
A	We employed fixed-income index futures contracts to help manage the portfolio’s interest-rate risk and overall duration during the 12-month period, and while the Fund’s duration positioning versus the Bloomberg Index aided relative performance during the first half of the period, duration positioning detracted from benchmark-relative performance for the full 12-months, as the Fed’s pace of interest-rate increases slowed over the second half of the period and the market began pricing in an eventual easing of the Fed’s monetary policy.
Q	What is your assessment of the current climate for fixed-income investing?
A	We continue to be wary of the market’s overconfidence in a US economic "soft landing" scenario, in which inflation is brought under control without the economy falling into recession. So far, we believe the US economy and US consumers have shown surprising resilience in the face of more than 500 bps in Fed rate increases, and, in response, many economists have backed away from their earlier recession forecasts. Market-based measures of expected inflation and associated surveys, in our view, imply further and significant declines in inflation over the next year. However, while a soft landing cannot be ruled out, we believe the path to a potential soft landing remains fairly narrow. We feel the combination of the large rise in interest rates and a tightening of lending standards has left the economy more vulnerable to a sharp downturn in the event of any future bumps in the road. If economic growth does not slow, we believe inflation is likely to remain well above the Fed's 2% target, thus forcing the Fed to continue to tighten monetary policy. That could, in turn, increase the risk of a recession further down the road.
With regard to portfolio positioning, our major themes include maintaining a bias towards higher-quality segments of the fixed-income markets, selective credit-sector exposures, and a keen focus on active management when it comes to issuer selection, sector allocations, and the Fund’s yield-curve exposures.
Pioneer Short Term Income Fund  | Annual Report | 8/31/237

Please refer to the Schedule of Investments on pages 19  - 54  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by US Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the US Government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
8Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Short Term Income Fund  | Annual Report | 8/31/239

Portfolio Summary  |  8/31/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Notes, 4.625%, 2/28/25	3.07%
2.	U.S. Treasury Bonds, 6.375%, 8/15/27	2.02
3.	U.S. Treasury Bonds, 6.875%, 8/15/25	1.95
4.	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	0.79
5.	Federal National Mortgage Association, 6.00%, 9/1/53 (TBA)	0.78
6.	Morgan Stanley, 3.62% (SOFR + 116 bps), 4/17/25	0.77
7.	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	0.68
8.	Barclays Plc, 5.829% (SOFR + 221 bps), 5/9/27	0.68
9.	Nuveen Finance LLC, 4.125%, 11/1/24 (144A)	0.64
10.	Truist Financial Corp., 4.26% (SOFR + 146 bps), 7/28/26	0.63

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Prices and Distributions  |  8/31/23
Net Asset Value per Share
Class	8/31/23	8/31/22
A	$8.71	$8.85
C	$8.73	$8.87
C2	$8.74	$8.88
K	$8.77	$8.91
Y	$8.73	$8.87

Distributions per Share: 9/1/22 - 8/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.4110	$—	$—
C	$0.3969	$—	$—
C2	$0.3989	$—	$—
K	$0.4460	$—	$—
Y	$0.4438	$—	$—
Index Definitions
The Bloomberg One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12 - 16.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2311

Performance Update | 8/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.36%	1.05%
5 Years	1.46	1.21
1 Year	3.17	1.57
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.97%	0.83%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performancemay be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
Class A shares of the Fund are not subject to sales charges. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Performance Update | 8/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund  during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.17%	1.05%
5 Years	1.31	1.21
1 Year	2.99	1.57
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.04%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares are not subject to sales charges. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Short Term Income Fund | Annual Report | 8/31/2313

Performance Update | 8/31/23	Class C2 Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of August 31, 2023)
Period	If Held	If Redeemed	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.19%	1.19%	1.05%
5 Years	1.35	1.35	1.21
1 Year	3.01	2.03	1.57
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.01%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Performance Update | 8/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.73%	1.05%
5 Years	1.93	1.21
1 Year	3.56	1.57
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.49%	0.46%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2315

Performance Update | 8/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg One- to Three-Year Government/ Credit Index
10 Years	1.70%	1.05%
5 Years	1.90	1.21
1 Year	3.55	1.57
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.57%	0.46%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on actual returns from March 1, 2023 through August 31, 2023.
Share Class	A	C	C2	K	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,025.30	$1,024.40	$1,024.50	$1,027.10	$1,027.10
Expenses Paid During Period*	$4.24	$5.15	$4.95	$2.30	$2.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.01%, 0.97%, 0.45%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
Pioneer Short Term Income Fund  | Annual Report | 8/31/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.
Share Class	A	C	C2	K	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,021.02	$1,020.11	$1,020.32	$1,022.94	$1,022.89
Expenses Paid During Period*	$4.23	$5.14	$4.94	$2.29	$2.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.01%, 0.97%, 0.45%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
18Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Schedule of Investments  |  8/31/23
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 100.2%
	Senior Secured Floating Rate Loan Interests — 1.8% of Net Assets(a)*
	Advertising Sales — 0.2%
445,466	Lamar Media Corp., Term B Loan, 6.92% (Term SOFR + 150 bps), 2/5/27	$ 440,733
267,202	Outfront Media Capital LLC (Outfront Media Capital Corporation), Extended Term Loan, 7.081% (Term SOFR + 175 bps), 11/18/26	265,431
	Total Advertising Sales	$706,164

	Airlines — 0.1%
247,500	Air Canada, Term Loan, 9.126% (Term SOFR + 350 bps), 8/11/28	$ 248,144
	Total Airlines	$248,144

	Applications Software — 0.1%
245,625	RealPage, Inc., First Lien Initial Term Loan, 8.446% (Term SOFR + 300 bps), 4/24/28	$ 243,254
	Total Applications Software	$243,254

	Auto Parts & Equipment — 0.0%†
77,883	TI Group Automotive Systems LLC, Refinancing US Term Loan, 8.696% (Term SOFR + 325 bps), 12/16/26	$ 77,802
	Total Auto Parts & Equipment	$77,802

	Cable & Satellite Television — 0.1%
235,662	Virgin Media Bristol LLC, N Facility, 7.925% (Term SOFR + 250 bps), 1/31/28	$ 229,520
	Total Cable & Satellite Television	$229,520

	Chemicals-Specialty — 0.1%
307,642	Element Solutions Inc (Macdermid, Incorporated), Tranche B-1 Term Loan, 7.331% (Term SOFR + 200 bps), 1/31/26	$ 307,834
234,233	Tronox Finance LLC, First Lien Refinancing Term Loan, 7.946% (Term SOFR + 250 bps), 3/10/28	230,362
	Total Chemicals-Specialty	$538,196

	Computer Data Security — 0.0%†
245,625	Magenta Buyer LLC, First Lien Initial Term Loan, 10.631% (Term SOFR + 500 bps), 7/27/28	$ 184,833
	Total Computer Data Security	$184,833

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2319

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Containers-Paper & Plastic — 0.1%
395,327	Berry Global, Inc., Term Z Loan, 7.293% (Term SOFR + 175 bps), 7/1/26	$ 395,599
147,465	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 9.538% (Term SOFR + 400 bps), 9/15/28	147,024
	Total Containers-Paper & Plastic	$542,623

	Diagnostic Equipment — 0.0%†
245,000	Curia Global, Inc., First Lien 2021 Term Loan, 9.181% (Term SOFR + 375 bps), 8/30/26	$ 209,388
	Total Diagnostic Equipment	$209,388

	Direct Marketing — 0.0%†
38,751	Red Ventures, LLC (New Imagitas, Inc.), First Lien Term B-4 Loan, 8.331% (Term SOFR + 300 bps), 3/3/30	$ 38,683
	Total Direct Marketing	$38,683

	Disposable Medical Products — 0.1%
250,000	Sotera Health Holdings LLC, First Lien Refinancing Loan, 8.196% (Term SOFR + 275 bps), 12/11/26	$ 249,687
	Total Disposable Medical Products	$249,687

	Electric-Generation — 0.0%†
130,752	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.196% (Term SOFR + 375 bps), 10/2/25	$ 125,971
	Total Electric-Generation	$125,971

	Finance-Leasing Company — 0.2%
244,975	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5 Loan, 7.664% (Term SOFR + 225 bps), 12/1/27	$ 245,143
296,471	Delos Finance S.a r.l., 2018 New Loan, 7.288% (LIBOR + 175 bps), 10/6/23	296,670
270,000	Setanta Aircraft Leasing DAC, Loan, 7.538% (LIBOR + 200 bps), 11/5/28	270,422
	Total Finance-Leasing Company	$812,235

	Gambling (Non-Hotel) — 0.1%
246,250	Bally's Corp., Term B Facility Loan, 8.838% (Term SOFR + 325 bps), 10/2/28	$ 239,679
	Total Gambling (Non-Hotel)	$239,679

	Hotels & Motels — 0.1%
247,249	Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 7.165% (Term SOFR + 175 bps), 6/22/26	$ 247,393
	Total Hotels & Motels	$247,393

The accompanying notes are an integral part of these financial statements.
20Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Medical Labs & Testing Services — 0.1%
240,044	Phoenix Guarantor Inc., First Lien Tranche B-1 Term Loan, 8.696% (Term SOFR + 325 bps), 3/5/26	$ 238,921
	Total Medical Labs & Testing Services	$238,921

	Medical-Drugs — 0.0%†
138,799(b)	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan, 14.50% (LIBOR + 400 bps), 3/27/28	$ 102,451
	Total Medical-Drugs	$102,451

	Metal Processors & Fabrication — 0.0%†
134,236	WireCo WorldGroup, Inc., Initial Term Loan, 9.678% (Term SOFR + 425 bps), 11/13/28	$ 134,320
	Total Metal Processors & Fabrication	$134,320

	Physical Therapy & Rehabilitation Centers — 0.1%
245,000	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.753% (Term SOFR + 425 bps), 11/20/26	$ 231,219
	Total Physical Therapy & Rehabilitation Centers	$231,219

	Retail — 0.1%
244,375	Pilot Travel Centers LLC, Initial Tranche B Term Loan, 7.431% (Term SOFR + 200 bps), 8/4/28	$ 244,390
245,153	RVR Dealership Holdings LLC, Term Loan, 9.246% (Term SOFR + 375 bps), 2/8/28	224,927
73,775	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 10.134% (LIBOR + 450 bps), 9/12/24	72,761
	Total Retail	$542,078

	Retail-Restaurants — 0.1%
418,260	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 7.196% (LIBOR + 175 bps), 11/19/26	$ 416,371
	Total Retail-Restaurants	$416,371

	Telecommunication Equipment — 0.0%†
202,125	Commscope, Inc., Initial Term Loan, 8.696% (Term SOFR + 325 bps), 4/6/26	$ 186,865
	Total Telecommunication Equipment	$186,865

	Telephone-Integrated — 0.0%†
117,636	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 7.196% (Term SOFR + 175 bps), 3/1/27	$ 111,755
	Total Telephone-Integrated	$111,755

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2321

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Veterinary Diagnostics — 0.2%
902,785	Elanco Animal Health Inc., Term Loan, 7.168% (Term SOFR + 175 bps), 8/1/27	$ 892,889
	Total Veterinary Diagnostics	$892,889

	Total Senior Secured Floating Rate Loan Interests (Cost $7,750,448)	$7,550,441

	Asset Backed Securities — 25.2% of Net Assets
100,754(a)	321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 5.625% (1 Month Term SOFR + 31 bps), 6/15/41 (144A)	$ 98,428
61,156(a)	321 Henderson Receivables LLC, Series 2005-1A, Class A1, 5.655% (1 Month Term SOFR + 34 bps), 11/15/40 (144A)	59,784
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D, 4.523%, 8/15/40 (144A)	1,412,398
500,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class D, 10.75% (3 Month Term SOFR + 576 bps), 1/20/32 (144A)	487,612
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	481,649
464,959	Accelerated LLC, Series 2021-1H, Class C, 2.35%, 10/20/40 (144A)	414,095
500,000	ACHV ABS Trust, Series 2023-2PL, Class B, 6.88%, 5/20/30 (144A)	499,603
547,742	ACM Auto Trust, Series 2022-1A, Class C, 5.48%, 4/20/29 (144A)	546,599
1,000,000	ACM Auto Trust, Series 2022-1A, Class D, 8.58%, 4/20/29 (144A)	995,066
1,000,000	ACM Auto Trust, Series 2023-1A, Class C, 8.59%, 1/22/30 (144A)	997,737
729,999(a)	ACREC, Ltd., Series 2021-FL1, Class A, 6.576% (1 Month Term SOFR + 126 bps), 10/16/36 (144A)	718,807
1,500,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, 12/15/23 (144A)	1,498,812
800,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	741,628
1,250,000	American Credit Acceptance Receivables Trust, Series 2022-3, Class D, 5.83%, 10/13/28 (144A)	1,219,275
600,000	Americredit Automobile Receivables Trust, Series 2023-1, Class C, 5.80%, 12/18/28	596,187
500,000	Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	444,526
The accompanying notes are an integral part of these financial statements.
22Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
800,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	$ 785,686
650,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class D, 7.48%, 7/22/30 (144A)	645,791
1,257,868	Aqua Finance Trust, Series 2019-A, Class C, 4.01%, 7/16/40 (144A)	1,111,329
600,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%, 7/17/46 (144A)	505,851
524,557	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 7/17/46 (144A)	462,729
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 8.825% (1 Month Term SOFR + 351 bps), 11/15/36 (144A)	458,260
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class E, 8.939% (SOFR30A + 375 bps), 1/15/37 (144A)	468,880
600,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class D, 5.83%, 1/18/28 (144A)	564,348
800,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	822,080
600,000	Atalaya Equipment Leasing Trust, Series 2021-1A, Class B, 2.08%, 2/15/27 (144A)	569,425
1,050,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	954,375
500,000	Avid Automobile Receivables Trust, Series 2023-1, Class C, 7.35%, 12/15/27 (144A)	498,535
1,170,000	BHG Securitization Trust, Series 2021-B, Class D, 3.17%, 10/17/34 (144A)	945,734
2,250,000	BHG Securitization Trust, Series 2022-C, Class B, 5.93%, 10/17/35 (144A)	2,200,715
342,624	Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	284,025
638,982	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class B, 3.78%, 9/26/33 (144A)	598,077
500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class B1R, 9.058% (3 Month Term SOFR + 375 bps), 1/15/31 (144A)	497,596
500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class C1R, 10.808% (3 Month Term SOFR + 550 bps), 1/15/31 (144A)	498,289
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class DR, 11.558% (3 Month Term SOFR + 625 bps), 1/15/31 (144A)	968,493
500,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 8.175% (1 Month Term SOFR + 286 bps), 12/15/38 (144A)	471,464
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2323

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
449,478	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)	$ 424,433
220,859	BXG Receivables Note Trust, Series 2020-A, Class B, 2.49%, 2/28/36 (144A)	199,874
800,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 9.539% (SOFR30A + 435 bps), 10/15/26 (144A)	787,375
869,510	CarNow Auto Receivables Trust, Series 2022-1A, Class B, 4.89%, 3/16/26 (144A)	864,006
1,000,000	CarNow Auto Receivables Trust, Series 2023-1A, Class D, 7.99%, 2/15/28 (144A)	982,771
500,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	458,958
900,000(c)	Cascade Funding Mortgage Trust, Series 2022-HB10, Class M2, 3.25%, 11/25/35 (144A)	787,799
46,424(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 6.049% (1 Month Term SOFR + 73 bps), 1/25/33	45,724
800,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	738,968
1,000,000(c)	CFMT LLC, Series 2021-HB7, Class M2, 2.679%, 10/27/31 (144A)	916,111
600,000(c)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%, 10/27/31 (144A)	546,471
750,000(c)	CFMT LLC, Series 2023-HB12, Class M2, 4.25%, 4/25/33 (144A)	640,135
200,000(c)	CFMT LLC, Series 2023-HB12, Class M3, 4.25%, 4/25/33 (144A)	158,874
51,322(a)	Chase Funding Trust Series, Series 2003-3, Class 2A2, 5.969% (1 Month Term SOFR + 65 bps), 4/25/33	50,633
42,462(d)	Chase Funding Trust Series, Series 2003-6, Class 1A7, 4.831%, 11/25/34	40,689
500,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	469,837
17,628	Commonbond Student Loan Trust, Series 2017-BGS, Class C, 4.44%, 9/25/42 (144A)	14,485
188,519	Conn's Receivables Funding LLC, Series 2021-A, Class C, 4.59%, 5/15/26 (144A)	188,082
310,000	Conn's Receivables Funding LLC, Series 2023-A, Class A, 8.01%, 1/17/28 (144A)	310,419
29,759	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	29,704
1,000,000	Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.95%, 8/15/26 (144A)	988,870
572,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	549,589
The accompanying notes are an integral part of these financial statements.
24Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
700,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	$ 673,017
750,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	710,341
121,003(a)	Countrywide Asset-Backed Certificates, Series 2004-SD3, Class A2, 6.529% (1 Month Term SOFR + 121 bps), 9/25/34 (144A)	112,420
500,000	Credito Real USA Auto Receivables Trust, Series 2021-1A, Class B, 2.87%, 2/16/27 (144A)	483,657
519,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	500,335
1,000,000	Dext ABS LLC, Series 2023-1, Class B, 6.55%, 3/15/32 (144A)	979,950
223,313	Diamond Resorts Owner Trust, Series 2019-1A, Class B, 3.53%, 2/20/32 (144A)	212,133
74,438	Diamond Resorts Owner Trust, Series 2019-1A, Class D, 5.25%, 2/20/32 (144A)	70,140
1,000,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 7.838% (3 Month Term SOFR + 251 bps), 7/20/30 (144A)	994,455
1,250,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 8.32% (3 Month Term SOFR + 301 bps), 4/15/29 (144A)	1,243,995
400,000	Exeter Automobile Receivables Trust, Series 2022-3A, Class D, 6.76%, 9/15/28	399,576
700,000	FHF Trust, Series 2023-1A, Class A2, 6.57%, 6/15/28 (144A)	693,600
500,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	432,643
1,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, 7.12% (3 Month Term SOFR + 181 bps), 10/15/33 (144A)	974,579
335,359(a)	Fortress Credit Opportunities VI CLO, Ltd., Series 2015-6A, Class A1TR, 6.903% (3 Month Term SOFR + 162 bps), 7/10/30 (144A)	333,132
193,887	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	172,833
1,000,000	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class D, 7.09%, 10/15/29 (144A)	992,703
78,788(a)	Freddie Mac Structured Pass-Through Certificates, Series T-20, Class A7, 5.702% (SOFR30A + 41 bps), 12/25/29	77,669
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%, 11/20/28 (144A)	940,316
750,000	Genesis Sales Finance Master Trust, Series 2021-AA, Class D, 2.09%, 12/21/26 (144A)	659,891
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2325

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,290,000	GLS Auto Receivables Issuer Trust, Series 2022-3A, Class D, 6.42%, 6/15/28 (144A)	$ 1,276,632
750,000	GLS Auto Receivables Issuer Trust, Series 2023-1A, Class D, 7.01%, 1/16/29 (144A)	753,727
1,000,000	GLS Auto Select Receivables Trust, Series 2023-1A, Class D, 7.93%, 7/15/30 (144A)	982,031
7,412(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%, 3/17/31 (144A)	7,348
500,000(a)	Gracie Point International Funding, Series 2021-1A, Class C, 7.833% (1 Month USD LIBOR + 240 bps), 11/1/23 (144A)	499,891
600,000(a)	Gracie Point International Funding, Series 2022-1A, Class D, 9.812% (SOFR30A + 450 bps), 4/1/24 (144A)	604,112
500,000(a)	Gracie Point International Funding, Series 2022-2A, Class D, 10.601% (SOFR30A + 550 bps), 7/1/24 (144A)	505,863
500,000(a)	Gracie Point International Funding, Series 2022-2A, Class E, 12.101% (SOFR30A + 700 bps), 7/1/24 (144A)	503,802
93,883	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%, 10/9/39 (144A)	86,811
900,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	691,154
386,436	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%, 9/15/27 (144A)	382,572
500,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 13.071% (3 Month Term SOFR + 770 bps), 4/29/34 (144A)	385,874
984,310(a)	JP Morgan Mortgage Trust, Series 2023-HE1, Class A1, 6.988% (SOFR30A + 175 bps), 11/25/53 (144A)	989,229
500,000	Kubota Credit Owner Trust, Series 2023-1A, Class A3, 5.02%, 6/15/27 (144A)	495,298
1,000,000	Lendingpoint Asset Securitization Trust, Series 2022-C, Class C, 8.68%, 2/15/30 (144A)	977,465
1,000,000	LendingPoint Asset Securitization Trust, Series 2020-REV1, Class B, 4.494%, 10/15/28 (144A)	988,694
288,512	LFS LLC, Series 2021-A, Class A, 2.46%, 4/15/33 (144A)	276,928
686,622	LFS LLC, Series 2023-A, Class A, 7.173%, 7/15/35 (144A)	682,334
281,673	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	279,701
466,032	Libra Solutions LLC, Series 2023-1A, Class B, 10.25%, 2/15/35 (144A)	465,566
1,000,000	LL ABS Trust, Series 2022-1A, Class C, 5.88%, 11/15/29 (144A)	954,395
The accompanying notes are an integral part of these financial statements.
26Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
788,151	Lobel Automobile Receivables Trust, Series 2023-1, Class A, 6.97%, 7/15/26 (144A)	$ 783,961
415,887	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/46 (144A)	356,498
1,000,000	Marlette Funding Trust, Series 2021-1A, Class D, 2.47%, 6/16/31 (144A)	939,320
1,500,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	1,506,337
1,000,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class C, 10.03%, 7/17/28 (144A)	1,002,814
143	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%, 9/20/40 (144A)	143
179,489	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%, 9/20/40 (144A)	171,899
75,628	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	71,278
2,117(c)	New Century Home Equity Loan Trust, Series 2004-A, Class AII9, 5.47%, 8/25/34	2,643
750,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%, 12/15/27 (144A)	733,601
143,160(a)	NovaStar Mortgage Funding Trust Series, Series 2003-1, Class A2, 6.209% (1 Month Term SOFR + 89 bps), 5/25/33	136,152
214,452	Oasis Securitization Funding LLC, Series 2021-2A, Class B, 5.147%, 10/15/33 (144A)	212,758
1,500,000	Octane Receivables Trust, Series 2022-1A, Class D, 5.54%, 2/20/29 (144A)	1,414,823
1,610,000	Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/30 (144A)	1,604,504
1,000,000	Octane Receivables Trust, Series 2023-1A, Class D, 7.76%, 3/20/30 (144A)	997,424
279,549	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	269,269
1,000,000	Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/8/31 (144A)	889,247
333,772	Orange Lake Timeshare Trust, Series 2019-A, Class A, 3.06%, 4/9/38 (144A)	320,307
376,843	Orange Lake Timeshare Trust, Series 2019-A, Class D, 4.93%, 4/9/38 (144A)	353,031
1,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 7.138% (3 Month Term SOFR + 181 bps), 4/20/33 (144A)	978,518
296,545	Oxford Finance Funding LLC, Series 2019-1A, Class B, 5.438%, 2/15/27 (144A)	295,569
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2327

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
200,938	Pagaya AI Debt Trust, Series 2022-5, Class A, 8.096%, 6/17/30 (144A)	$ 202,885
811,430	Pagaya AI Debt Trust, Series 2023-3, Class A, 7.60%, 12/16/30 (144A)	814,671
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.908% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	239,501
750,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class D, 2.75%, 7/15/27 (144A)	678,578
750,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	678,476
485,922	PEAR LLC, Series 2023-1, Class A, 7.42%, 7/15/35 (144A)	485,344
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A, Class B, 5.21%, 5/15/24 (144A)	1,475,958
1,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%, 7/20/25 (144A)	984,900
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%, 7/20/25 (144A)	984,900
500,000	Purchasing Power Funding LLC, Series 2021-A, Class C, 2.53%, 10/15/25 (144A)	486,934
500,000	Purchasing Power Funding LLC, Series 2021-A, Class D, 4.37%, 10/15/25 (144A)	477,549
390,546(a)	ReadyCap Lending Small Business Loan Trust, Series 2019-2, Class A, 8.00% (PRIME - 50 bps), 12/27/44 (144A)	375,278
1,092,367(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	1,092,358
1,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3, 3.69%, 11/25/31 (144A)	863,755
500,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	55,625
1,365,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class D, 9.965%, 5/15/32 (144A)	1,318,693
76,612	Santander Bank N.A. - SBCLN, Series 2021-1A, Class C, 3.268%, 12/15/31 (144A)	74,894
575,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class D, 5.004%, 12/15/31 (144A)	539,513
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	593,002
1,000,000	Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09%, 5/15/30	977,455
The accompanying notes are an integral part of these financial statements.
28Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,000,000(a)	Sound Point CLO V-R LTD, Series 2014-1RA, Class B, 7.322% (3 Month Term SOFR + 201 bps), 7/18/31 (144A)	$ 1,981,146
500,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D, 9.213% (3 Month Term SOFR + 386 bps), 7/25/30 (144A)	447,125
289,562	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%, 2/28/33 (144A)	262,070
23,225	Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (144A)	22,403
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA, Class D, 2.31%, 3/15/27 (144A)	1,386,359
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA, Class E, 3.35%, 7/17/28 (144A)	1,237,903
500,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class E, 3.23%, 9/15/26 (144A)	488,791
750,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	721,854
1,090,000	Tricolor Auto Securitization Trust, Series 2023-1A, Class D, 8.56%, 7/15/27 (144A)	1,094,830
158,643	TVEST LLC, Series 2021-A, Class A, 2.35%, 9/15/33 (144A)	156,819
156,628	Upstart Pass-Through Trust Series, Series 2021-ST4, Class A, 2.00%, 7/20/27 (144A)	149,640
679,740	Upstart Securitization Trust, Series 2020-1, Class C, 4.899%, 4/22/30 (144A)	670,737
880,000	Verdant Receivables LLC, Series 2023-1A, Class A2, 6.24%, 1/13/31 (144A)	878,521
1,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C, 3.64%, 8/15/28 (144A)	957,731
100,000	Veros Auto Receivables Trust, Series 2022-1, Class D, 7.23%, 7/16/29 (144A)	95,786
500,000	Veros Auto Receivables Trust, Series 2023-1, Class C, 8.32%, 11/15/28 (144A)	495,100
549,638	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	515,587
200,203	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	197,571
944,653	Westgate Resorts LLC, Series 2023-1A, Class C, 7.49%, 12/20/37 (144A)	927,224
1,265,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.79%, 11/15/28 (144A)	1,261,474
350,000	Westlake Automobile Receivables Trust, Series 2023-2A, Class D, 7.01%, 11/15/28 (144A)	349,448
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2329

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
689,507	Willis Engine Structured Trust VI, Series 2021-A, Class B, 5.438%, 5/15/46 (144A)	$ 515,927
1,000,000(a)	Woodmont Trust, Series 2023-12A, Class A1A, 7.62% (3 Month Term SOFR + 250 bps), 7/25/31 (144A)	1,001,203
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class BR, 7.57% (3 Month Term SOFR + 226 bps), 7/16/31 (144A)	991,147
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class DR, 10.57% (3 Month Term SOFR + 526 bps), 7/16/31 (144A)	980,051
	Total Asset Backed Securities (Cost $108,492,426)	$104,391,319

	Collateralized Mortgage Obligations—12.7% of Net Assets
7,433(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 3B1, 3.492%, 6/25/30	$ 7,408
1,159,211(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 8.129% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	1,167,399
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 7.929% (1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,999,458
630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 10.279% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	656,344
111,575(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 9.029% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	112,324
850,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 6.288% (SOFR30A + 100 bps), 9/25/31 (144A)	837,081
500,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 8.988% (SOFR30A + 370 bps), 1/26/32 (144A)	503,732
134,519(c)	BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3, 2.406%, 5/25/60 (144A)	128,583
2,713,040(c)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	2,541,307
1,000,000(c)	CFMT LLC, Series 2022-HB8, Class M3, 3.75%, 4/25/25 (144A)	842,260
1,187,784(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 6.838% (SOFR30A + 155 bps), 2/25/50 (144A)	1,059,884
721,925(c)	CHNGE Mortgage Trust, Series 2022-1, Class A1, 3.007%, 1/25/67 (144A)	643,418
425	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1, 7.00%, 9/25/33	436
The accompanying notes are an integral part of these financial statements.
30Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,179,942(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2, 7.552% (SOFR30A + 226 bps), 11/25/39 (144A)	$ 1,179,942
1,040,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 9.052% (SOFR30A + 376 bps), 2/25/40 (144A)	1,075,635
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 9.052% (SOFR30A + 376 bps), 2/25/40 (144A)	2,204,497
330,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, 7.188% (SOFR30A + 190 bps), 12/25/41 (144A)	323,818
421,922(a)	Connecticut Avenue Securities Trust, Series 2022-R09, Class 2M1, 7.796% (SOFR30A + 250 bps), 9/25/42 (144A)	428,293
834,699(a)	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, 7.696% (SOFR30A + 240 bps), 12/25/42 (144A)	847,201
91,826(a)	Connecticut Avenue Securities Trust, Series 2023-R02, Class 1M1, 7.588% (SOFR30A + 230 bps), 1/25/43 (144A)	92,974
694,021(a)	Connecticut Avenue Securities Trust, Series 2023-R03, Class 2M1, 7.788% (SOFR30A + 250 bps), 4/25/43 (144A)	701,398
224,631(a)	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, 6.988% (SOFR30A + 170 bps), 7/25/43 (144A)	224,631
94,443	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	95,112
480,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 8.738% (SOFR30A + 345 bps), 4/25/34 (144A)	490,999
810,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 9.538% (SOFR30A + 425 bps), 4/25/34 (144A)	822,108
1,000,000(c)	Ellington Financial Mortgage Trust, Series 2020-1, Class A3, 3.999%, 5/25/65 (144A)	906,227
150,362(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A, 4.211%, 7/25/43	146,841
160,817(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 5.622% (SOFR30A + 33 bps), 3/25/45	159,148
46,290(c)	Fannie Mae Trust, Series 2005-W3, Class 3A, 4.055%, 4/25/45	43,672
36,124(c)	Fannie Mae Trust, Series 2005-W4, Class 3A, 3.704%, 6/25/45	34,610
104,160(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1, 5.662% (SOFR30A + 37 bps), 11/25/46	103,032
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2331

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
28,003(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2439, Class F, 6.303% (SOFR30A + 111 bps), 3/15/32	$ 28,276
44,785(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2470, Class AF, 6.303% (SOFR30A + 111 bps), 3/15/32	45,211
15,665(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2916, Class NF, 5.553% (SOFR30A + 36 bps), 1/15/35	15,480
9,979(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3042, Class PF, 5.553% (SOFR30A + 36 bps), 8/15/35	9,881
5,253(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3102, Class FG, 5.603% (SOFR30A + 41 bps), 1/15/36	5,178
33,405(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3117, Class FE, 5.603% (SOFR30A + 41 bps), 2/15/36	32,775
15,044(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3173, Class FC, 5.723% (SOFR30A + 53 bps), 6/15/36	14,737
34,157(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3181, Class HF, 5.803% (SOFR30A + 61 bps), 7/15/36	33,694
33,119(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class EF, 5.653% (SOFR30A + 46 bps), 11/15/36	32,452
14,201(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class FB, 5.653% (SOFR30A + 46 bps), 11/15/36	13,920
59,193(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3373, Class FB, 5.883% (SOFR30A + 69 bps), 10/15/37	58,518
47,797(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3610, Class FA, 6.003% (SOFR30A + 81 bps), 12/15/39	47,562
12,672(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3868, Class FA, 5.703% (SOFR30A + 51 bps), 5/15/41	12,427
4,580(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3914, Class LF, 5.503% (SOFR30A + 31 bps), 8/15/26	4,570
4,022(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3970, Class GF, 5.603% (SOFR30A + 41 bps), 9/15/26	4,021
The accompanying notes are an integral part of these financial statements.
32Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,111(a)	Federal National Mortgage Association REMICs, Series 1994-40, Class FC, 5.902% (SOFR30A + 61 bps), 3/25/24	$ 2,111
14,188(a)	Federal National Mortgage Association REMICs, Series 2001-72, Class FB, 6.302% (SOFR30A + 101 bps), 12/25/31	14,250
9,072(a)	Federal National Mortgage Association REMICs, Series 2001-81, Class FL, 5.994% (SOFR30A + 76 bps), 1/18/32	9,053
13,037(a)	Federal National Mortgage Association REMICs, Series 2002-93, Class FH, 5.902% (SOFR30A + 61 bps), 1/25/33	12,987
16,011(a)	Federal National Mortgage Association REMICs, Series 2003-42, Class JF, 5.902% (SOFR30A + 61 bps), 5/25/33	15,876
23,696(a)	Federal National Mortgage Association REMICs, Series 2003-8, Class FJ, 5.752% (SOFR30A + 46 bps), 2/25/33	23,603
23,376(a)	Federal National Mortgage Association REMICs, Series 2004-52, Class FW, 5.802% (SOFR30A + 51 bps), 7/25/34	23,219
28,897(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class KT, 5.702% (SOFR30A + 41 bps), 10/25/35	28,409
26,584(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class LF, 5.712% (SOFR30A + 42 bps), 2/25/35	26,364
31,888(a)	Federal National Mortgage Association REMICs, Series 2006-42, Class CF, 5.852% (SOFR30A + 56 bps), 6/25/36	31,470
6,158(a)	Federal National Mortgage Association REMICs, Series 2006-82, Class F, 5.972% (SOFR30A + 68 bps), 9/25/36	6,091
8,841(a)	Federal National Mortgage Association REMICs, Series 2007-110, Class FA, 6.022% (SOFR30A + 73 bps), 12/25/37	8,729
16,260(a)	Federal National Mortgage Association REMICs, Series 2007-13, Class FA, 5.652% (SOFR30A + 36 bps), 3/25/37	15,745
14,241(a)	Federal National Mortgage Association REMICs, Series 2007-2, Class FT, 5.433% (SOFR30A + 36 bps), 2/25/37	13,825
8,911(a)	Federal National Mortgage Association REMICs, Series 2007-41, Class FA, 5.802% (SOFR30A + 51 bps), 5/25/37	8,720
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2333

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
40,364(a)	Federal National Mortgage Association REMICs, Series 2007-50, Class FN, 5.642% (SOFR30A + 35 bps), 6/25/37	$ 39,492
31,963(a)	Federal National Mortgage Association REMICs, Series 2007-7, Class FJ, 5.602% (SOFR30A + 31 bps), 2/25/37	31,349
11,931(a)	Federal National Mortgage Association REMICs, Series 2007-92, Class OF, 5.972% (SOFR30A + 68 bps), 9/25/37	11,822
26,896(a)	Federal National Mortgage Association REMICs, Series 2008-88, Class FA, 6.622% (SOFR30A + 133 bps), 10/25/38	27,340
980,303(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class M2, 6.938% (SOFR30A + 165 bps), 1/25/34 (144A)	978,781
298,059(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M1, 6.138% (SOFR30A + 85 bps), 11/25/41 (144A)	294,894
1,300,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, 7.388% (SOFR30A + 210 bps), 9/25/41 (144A)	1,269,693
854,993(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class M1, 6.238% (SOFR30A + 95 bps), 12/25/41 (144A)	837,859
310,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class M1B, 7.138% (SOFR30A + 185 bps), 1/25/42 (144A)	304,383
1,835,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class M2, 7.788% (SOFR30A + 250 bps), 1/25/42 (144A)	1,811,313
207,419(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA6, Class M1A, 7.438% (SOFR30A + 215 bps), 9/25/42 (144A)	209,247
253,045(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA3, Class M1A, 7.588% (SOFR30A + 230 bps), 8/25/42 (144A)	256,202
269,486(a)	Freddie Mac STACR REMIC Trust, Series 2023-HQA1, Class M1A, 7.288% (SOFR30A + 200 bps), 5/25/43 (144A)	270,667
18,441(a)	Freddie Mac STRIPS, Series 237, Class F14, 5.703% (SOFR30A + 51 bps), 5/15/36	18,127
43,346(a)	Freddie Mac STRIPS, Series 239, Class F30, 5.603% (SOFR30A + 41 bps), 8/15/36	42,717
16,509(a)	Freddie Mac STRIPS, Series 244, Class F22, 5.653% (SOFR30A + 46 bps), 12/15/36	16,304
The accompanying notes are an integral part of these financial statements.
34Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
777,226(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2D, 6.652% (SOFR30A + 136 bps), 12/25/42	$ 779,715
280,751(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, 7.588% (SOFR30A + 230 bps), 8/25/33 (144A)	281,276
829,758(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A, 7.396% (SOFR30A + 210 bps), 4/25/43 (144A)	836,762
593,035(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1A, 7.288% (SOFR30A + 200 bps), 6/25/43 (144A)	595,291
733,834(c)	FWD Securitization Trust, Series 2020-INV1, Class A2, 2.34%, 1/25/50 (144A)	659,935
915,807(d)	GCAT Trust, Series 2022-NQM4, Class A3, 5.73%, 8/25/67 (144A)	890,511
48,112(a)	Government National Mortgage Association, Series 2005-16, Class FA, 5.678% (1 Month Term SOFR + 36 bps), 2/20/35	47,406
49,049(a)	Government National Mortgage Association, Series 2005-3, Class FC, 5.677% (1 Month Term SOFR + 36 bps), 1/16/35	48,462
1,418	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	1,409
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 7.079% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	455,143
670,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 8.279% (1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	671,875
1,390,000(a)	Home Re, Ltd., Series 2021-2, Class M1C, 8.088% (SOFR30A + 280 bps), 1/25/34 (144A)	1,400,828
945,978(a)	Home Re, Ltd., Series 2022-1, Class M1A, 8.138% (SOFR30A + 285 bps), 10/25/34 (144A)	953,150
400,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	232,555
430,097	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	393,539
17,280(c)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 6A1, 4.699%, 10/25/34	15,903
12,318(a)	Interstar Millennium Series Trust, Series 2003-3G, Class A2, 6.044% (3 Month USD LIBOR + 50 bps), 9/27/35	11,670
141,195(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class AM, 5.929% (1 Month Term SOFR + 61 bps), 5/25/33 (144A)	136,019
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2335

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
847(c)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2003-G, Class A3, 7.125%, 1/25/29	$ 819
69,509(a)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2003-H, Class A1, 6.069% (1 Month Term SOFR + 75 bps), 1/25/29	61,846
173,557(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	160,576
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 8.902% (SOFR30A + 361 bps), 7/25/29 (144A)	1,361,136
227,691(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 7.352% (SOFR30A + 206 bps), 7/25/29 (144A)	227,795
327,841(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.652% (SOFR30A + 536 bps), 10/25/30 (144A)	333,904
450,000(c)	Oceanview Mortgage Loan Trust, Series 2020-1, Class A3, 3.285%, 5/28/50 (144A)	349,861
2,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A, 8.079% (1 Month USD LIBOR + 265 bps), 8/25/25 (144A)	2,234,846
1,391,992(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 7.379% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,392,466
489,583(a)	Radnor Re, Ltd., Series 2021-1, Class M1B, 6.988% (SOFR30A + 170 bps), 12/27/33 (144A)	489,165
630,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 8.438% (SOFR30A + 315 bps), 12/27/33 (144A)	625,020
1,900,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 8.988% (SOFR30A + 370 bps), 11/25/31 (144A)	1,921,371
650,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1A, 7.988% (SOFR30A + 270 bps), 7/25/33 (144A)	652,371
230,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1B, 9.638% (SOFR30A + 435 bps), 7/25/33 (144A)	231,673
219,742(a)	RESI Finance LP, Series 2003-CB1, Class B3, 6.877% (1 Month Term SOFR + 156 bps), 6/10/35 (144A)	180,388
690,798(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	556,069
280,000(c)	Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, 10/25/58	253,624
37,836(c)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A1, 2.521%, 1/28/50 (144A)	37,423
1,668,474(a)	STACR Trust, Series 2018-HRP2, Class M3, 7.802% (SOFR30A + 251 bps), 2/25/47 (144A)	1,698,723
442,275(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 9.329% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	444,601
665,455(a)	Triangle Re, Ltd., Series 2021-2, Class M1B, 8.029% (1 Month USD LIBOR + 260 bps), 10/25/33 (144A)	667,069
The accompanying notes are an integral part of these financial statements.
36Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,150,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 8.188% (SOFR30A + 290 bps), 2/25/34 (144A)	$ 1,154,374
2,000,000(c)	Visio Trust, Series 2019-2, Class M1, 3.26%, 11/25/54 (144A)	1,592,684
164,635(c)	Vista Point Securitization Trust, Series 2020-2, Class A3, 2.496%, 4/25/65 (144A)	148,358
	Total Collateralized Mortgage Obligations (Cost $53,748,552)	$52,586,727

	Commercial Mortgage-Backed Securities—4.8% of Net Assets
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class C, 6.958% (1 Month Term SOFR + 165 bps), 4/15/36 (144A)	$ 1,331,827
476,035(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
120,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 7.474% (1 Month Term SOFR + 216 bps), 11/15/28 (144A)	119,654
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 6.812% (1 Month Term SOFR + 150 bps), 10/15/36 (144A)	972,177
123,605(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 7.279% (1 Month Term SOFR + 197 bps), 11/15/31 (144A)	122,669
2,022	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.877%, 4/15/37	1,983
1,800,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 4.095%, 12/10/36 (144A)	1,712,449
495,635(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B, 7.166% (SOFR30A + 206 bps), 3/25/25 (144A)	473,708
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P, Class D, 7.175% (1 Month Term SOFR + 186 bps), 10/15/36 (144A)	450,688
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP, Class D, 7.625% (1 Month Term SOFR + 206 bps), 8/15/32 (144A)	577,191
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 6.534% (1 Month Term SOFR + 121 bps), 12/15/36 (144A)	1,974,711
150,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 8.975% (1 Month Term SOFR + 366 bps), 10/15/36 (144A)	137,192
765,683(a)	HPLY Trust, Series 2019-HIT, Class C, 7.031% (1 Month Term SOFR + 171 bps), 11/15/36 (144A)	752,137
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2337

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
500,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class E, 7.518% (1 Month Term SOFR + 221 bps), 7/15/36 (144A)	$ 480,547
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR, Class B, 8.011% (1 Month Term SOFR + 269 bps), 5/15/36 (144A)	331,848
580,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class B, 7.19% (1 Month Term SOFR + 188 bps), 7/15/36 (144A)	499,148
875,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.379% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	823,019
754,953(c)	Silver Hill Trust, Series 2019-1, Class A1, 3.102%, 11/25/49 (144A)	711,928
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class C, 7.081% (1 Month Term SOFR + 176 bps), 11/11/34 (144A)	397,099
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 7.528% (1 Month Term SOFR + 221 bps), 10/15/34 (144A)	1,514,649
653,366(c)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class AFX, 2.61%, 2/25/50 (144A)	570,081
601,970(c)	Velocity Commercial Capital Loan Trust, Series 2023-1, Class A, 6.47%, 1/25/53 (144A)	587,361
1,400,000(a)	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class C, 6.682% (1 Month Term SOFR + 137 bps), 12/15/34 (144A)	1,299,699
1,293,260(a)	XCALI Mortgage Trust, Series 2019-1, Class A, 9.183% (1 Month Term SOFR + 386 bps), 11/15/23 (144A)	1,286,980
1,465,771(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 7.833% (1 Month Term SOFR + 251 bps), 2/6/24 (144A)	1,455,986
1,256,514(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 7.433% (1 Month USD LIBOR + 200 bps), 3/15/24 (144A)	1,244,446
229,505(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 8.688% (1 Month Term SOFR + 337 bps), 10/15/23 (144A)	228,575
	Total Commercial Mortgage-Backed Securities (Cost $21,179,285)	$20,057,752

	Corporate Bonds — 35.6% of Net Assets
	Airlines — 0.2%
1,053,795	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	$ 1,022,455
	Total Airlines	$1,022,455

The accompanying notes are an integral part of these financial statements.
38Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Auto Manufacturers — 1.6%
1,600,000	Daimler Truck Finance North America LLC, 5.15%, 1/16/26 (144A)	$ 1,587,886
2,090,000	General Motors Financial Co., Inc., 5.40%, 4/6/26	2,063,999
1,460,000	Hyundai Capital America, 5.50%, 3/30/26 (144A)	1,453,858
1,600,000	Mercedes-Benz Finance North America LLC, 5.375%, 11/26/25 (144A)	1,600,697
	Total Auto Manufacturers	$6,706,440

	Banks — 20.4%
2,000,000	ABN AMRO Bank NV, 4.80%, 4/18/26 (144A)	$ 1,924,936
1,622,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	1,597,909
2,050,000	Bank of America Corp., 4.25%, 10/22/26	1,968,735
1,639,000(c)	Bank of America Corp., 5.08% (SOFR + 129 bps), 1/20/27	1,617,455
750,000(c)	Bank of New York Mellon, 5.148% (SOFR + 107 bps), 5/22/26	745,481
1,500,000(c)	Bank of New York Mellon Corp., 4.414% (SOFR + 135 bps), 7/24/26	1,466,403
2,000,000	Banque Federative du Credit Mutuel S.A., 5.896%, 7/13/26 (144A)	2,006,101
1,670,000	Barclays Plc, 4.375%, 1/12/26	1,609,806
2,540,000(c)	Barclays Plc, 5.829% (SOFR + 221 bps), 5/9/27	2,516,711
2,000,000(c)	BNP Paribas S.A., 4.705% (3 Month Term SOFR + 250 bps), 1/10/25 (144A)	1,988,857
1,600,000(c)	BPCE S.A., 5.975% (SOFR + 210 bps), 1/18/27 (144A)	1,591,894
2,070,000(c)	Citigroup, Inc., 5.61% (SOFR + 155 bps), 9/29/26	2,060,551
1,600,000(c)	Cooperatieve Rabobank UA, 4.655% (1 Year CMT Index + 175 bps), 8/22/28 (144A)	1,540,671
2,000,000(c)	DNB Bank ASA, 5.896% (SOFR + 195 bps), 10/9/26 (144A)	2,003,412
1,580,000(c)	Fifth Third Bank NA, 5.852% (SOFR + 123 bps), 10/27/25	1,557,029
1,100,000(c)	Goldman Sachs Group, Inc., 3.615% (SOFR + 185 bps), 3/15/28	1,028,523
2,006,000(c)	Goldman Sachs Group, Inc., 4.387% (SOFR + 151 bps), 6/15/27	1,946,851
1,450,000	HSBC Holdings Plc, 4.375%, 11/23/26	1,381,737
3,020,000(c)	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	2,946,921
1,710,000(c)	Huntington National Bank, 4.008% (SOFR + 121 bps), 5/16/25	1,667,626
1,300,000(c)	JPMorgan Chase & Co., 3.96% (3 Month Term SOFR + 151 bps), 1/29/27	1,250,352
2,000,000(c)	JPMorgan Chase & Co., 5.546% (SOFR + 107 bps), 12/15/25	1,992,921
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2339

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
500,000	KeyBank NA/Cleveland OH, 4.70%, 1/26/26	$ 475,518
1,000,000(c)	KeyBank NA/Cleveland OH, 5.535% (SOFR + 32 bps), 6/14/24	979,798
1,445,000	Lloyds Banking Group Plc, 4.45%, 5/8/25	1,408,937
2,030,000(c)	Lloyds Banking Group Plc, 5.985% (1 Year CMT Index + 148 bps), 8/7/27	2,027,922
1,655,000(c)	Mitsubishi UFJ Financial Group, Inc., 5.063% (1 Year CMT Index + 155 bps), 9/12/25	1,639,548
955,000	Mizuho Financial Group, Inc., 4.353%, 10/20/25 (144A)	916,474
2,922,000(c)	Morgan Stanley, 3.62% (SOFR + 116 bps), 4/17/25	2,877,257
2,140,000(c)	NatWest Group Plc, 5.847% (1 Year CMT Index + 135 bps), 3/2/27	2,127,295
1,610,000(c)	PNC Financial Services Group, Inc., 4.758% (SOFR + 109 bps), 1/26/27	1,580,526
1,580,000(c)	PNC Financial Services Group, Inc., 5.671% (SOFR + 109 bps), 10/28/25	1,573,542
1,610,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	1,411,625
1,420,000(c)	Santander Holdings USA, Inc., 4.26% (SOFR + 138 bps), 6/9/25	1,391,978
1,600,000(c)	Santander UK Group Holdings Plc, 6.833% (SOFR + 275 bps), 11/21/26	1,620,093
1,600,000(c)	Societe Generale S.A., 6.447% (1 Year CMT Index + 230 bps), 1/12/27 (144A)	1,607,486
2,100,000(c)	Standard Chartered Plc, 3.971% (1 Year CMT Index + 165 bps), 3/30/26 (144A)	2,026,316
1,480,000(c)	State Street Corp., 5.104% (SOFR + 113 bps), 5/18/26	1,466,888
1,560,000(c)	State Street Corp., 5.751% (SOFR + 135 bps), 11/4/26	1,563,228
2,200,000	Sumitomo Mitsui Financial Group, Inc., 5.464%, 1/13/26	2,192,974
600,000	Sumitomo Mitsui Trust Bank, Ltd., 4.80%, 9/15/25 (144A)	588,871
1,600,000	Sumitomo Mitsui Trust Bank, Ltd., 5.65%, 3/9/26 (144A)	1,601,868
2,000,000(a)	Svenska Handelsbanken AB, 6.468% (SOFR + 125 bps), 6/15/26 (144A)	2,017,966
1,700,000	Swedbank AB, 5.472%, 6/15/26 (144A)	1,691,311
2,415,000(c)	Truist Financial Corp., 4.26% (SOFR + 146 bps), 7/28/26	2,332,941
1,590,000(c)	Truist Financial Corp., 5.90% (SOFR + 163 bps), 10/28/26	1,585,681
1,320,000(c)	UBS Group AG, 4.488% (1 Year CMT Index + 155 bps), 5/12/26 (144A)	1,282,067
2,000,000(c)	UBS Group AG, 5.711% (1 Year CMT Index + 155 bps), 1/12/27 (144A)	1,991,904
The accompanying notes are an integral part of these financial statements.
40Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Banks — (continued)
1,170,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	$ 1,073,026
1,440,000(c)	Wells Fargo & Co., 4.54% (SOFR + 156 bps), 8/15/26	1,406,123
1,600,000	Wells Fargo Bank NA, 5.45%, 8/7/26	1,605,072
	Total Banks	$84,475,117

	Chemicals — 0.4%
1,700,000	Westlake Corp., 3.60%, 8/15/26	$ 1,612,291
	Total Chemicals	$1,612,291

	Diversified Financial Services — 4.6%
1,600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	$ 1,607,619
1,637,000	Ally Financial, Inc., 4.75%, 6/9/27	1,534,447
1,600,000	Avolon Holdings Funding, Ltd., 4.25%, 4/15/26 (144A)	1,508,895
1,495,000(c)	Capital One Financial Corp., 4.166% (SOFR + 137 bps), 5/9/25	1,466,789
1,410,000(c)	Capital One Financial Corp., 4.985% (SOFR + 216 bps), 7/24/26	1,378,178
1,220,000	Charles Schwab Corp., 5.875%, 8/24/26	1,227,052
850,000(c)(f)	Charles Schwab Corp., 4.00% (5 Year CMT Index + 317 bps)	735,505
688,000(c)(f)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	663,920
1,585,000	Discover Financial Services, 4.50%, 1/30/26	1,522,568
2,100,000	Jefferies Financial Group, Inc., 4.85%, 1/15/27	2,041,598
1,000,000	Nomura Holdings, Inc., 1.653%, 7/14/26	886,368
1,200,000	Nomura Holdings, Inc., 5.099%, 7/3/25	1,178,110
1,015,000	Nomura Holdings, Inc., 5.709%, 1/9/26	1,008,739
2,430,000	Nuveen Finance LLC, 4.125%, 11/1/24 (144A)	2,373,059
	Total Diversified Financial Services	$19,132,847

	Electric — 1.5%
500,000	Enel Finance International NV, 4.25%, 6/15/25 (144A)	$ 486,431
1,129,000	Enel Finance International NV, 6.80%, 10/14/25 (144A)	1,151,246
970,000	NextEra Energy Capital Holdings, Inc., 5.749%, 9/1/25	972,298
515,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	517,030
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	907,126
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,208,816
	Total Electric	$6,242,947

	Gas — 0.5%
2,051,000	Brooklyn Union Gas Co., 3.407%, 3/10/26 (144A)	$ 1,941,777
	Total Gas	$1,941,777

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2341

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	Hand & Machine Tools — 0.4%
1,620,000	Regal Rexnord Corp., 6.05%, 2/15/26 (144A)	$ 1,611,260
	Total Hand & Machine Tools	$1,611,260

	Insurance — 1.4%
1,445,000	Athene Global Funding, 2.75%, 6/25/24 (144A)	$ 1,403,236
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,002,069
1,000,000	Pricoa Global Funding I, 5.55%, 8/28/26 (144A)	1,007,318
1,470,000	Protective Life Global Funding, 5.209%, 4/14/26 (144A)	1,449,570
	Total Insurance	$5,862,193

	Internet — 0.4%
1,600,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 1,606,933
	Total Internet	$1,606,933

	Lodging — 0.1%
410,000	Hyatt Hotels Corp., 5.75%, 1/30/27	$ 410,400
	Total Lodging	$410,400

	Office & Business Equipment — 0.4%
1,750,000	CDW LLC/CDW Finance Corp., 2.67%, 12/1/26	$ 1,586,315
	Total Office & Business Equipment	$1,586,315

	Pipelines — 1.2%
2,000,000	Energy Transfer LP, 4.75%, 1/15/26	$ 1,958,195
1,145,000	Midwest Connector Capital Co. LLC, 3.90%, 4/1/24 (144A)	1,126,602
1,672,000	ONEOK, Inc., 5.85%, 1/15/26	1,680,917
286,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	285,575
	Total Pipelines	$5,051,289

	REITs — 0.7%
1,700,000	Healthcare Realty Holdings LP, 3.50%, 8/1/26	$ 1,586,996
1,480,000	Weyerhaeuser Co., 4.75%, 5/15/26	1,456,993
	Total REITs	$3,043,989

	Semiconductors — 0.9%
1,596,000	Microchip Technology, Inc., 4.25%, 9/1/25	$ 1,553,178
2,000,000	SK Hynix, Inc., 6.25%, 1/17/26 (144A)	2,006,858
	Total Semiconductors	$3,560,036

	Telecommunications — 0.2%
1,030,000	T-Mobile USA, Inc., 3.50%, 4/15/25	$ 995,704
	Total Telecommunications	$995,704

The accompanying notes are an integral part of these financial statements.
42Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Trucking & Leasing — 0.7%
2,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25 (144A)	$ 1,926,157
825,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.75%, 5/24/26 (144A)	819,286
	Total Trucking & Leasing	$2,745,443

	Total Corporate Bonds (Cost $150,531,981)	$147,607,436

	Insurance-Linked Securities — 1.8% of Net Assets#
	Event Linked Bonds — 1.4%
	Earthquakes – California — 0.1%
250,000(a)	Ursa Re II, 9.366%, (3 Month U.S. Treasury Bill + 394 bps), 12/7/23 (144A)	$ 249,250
	Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 8.964%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 249,225
	Earthquakes – U.S. & Canada — 0.1%
250,000(a)	Acorn Re, 7.928%, (3 Month U.S. Treasury Bill + 250 bps), 11/7/24 (144A)	$ 244,850
	Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, 17.256%, (3 Month U.S. Treasury Bill + 1,183 bps), 2/25/25 (144A)	$ 250,050
	Multiperil – U.S. — 0.5%
25,000(a)	Caelus Re V, 5.528%, (1 Month U.S. Treasury Bill + 10 bps), 6/5/24 (144A)	$ 20,000
250,000(a)	Caelus Re V, 5.926%, (3 Month U.S. Treasury Bill + 50 bps), 6/9/25 (144A)	175,000
250,000(a)	Easton Re Pte, 9.924%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	249,475
250,000(a)	Four Lakes Re, 12.728%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	248,425
250,000(a)	Matterhorn Re, 10.50%, (SOFR + 525 bps), 3/24/25 (144A)	241,975
250,000(a)	Matterhorn Re, 13.00%, (SOFR + 775 bps), 3/24/25 (144A)	244,875
250,000(a)	Residential Re, 10.608%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	241,850
250,000(a)	Residential Re, 11.938%, (3 Month U.S. Treasury Bill + 651 bps), 12/6/24 (144A)	248,775
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2343

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
Multiperil – U.S. — (continued)
250,000(a)	Sanders Re II, 8.478%, (3 Month U.S. Treasury Bill + 305 bps), 4/7/25 (144A)	$ 235,825
250,000(a)	Sanders Re III, 8.928%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	237,350
$ 2,143,550

Multiperil – U.S. & Canada — 0.0%†
250,000(a)	Mystic Re IV, 11.558%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	$ 239,725
Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 9.678%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	$ 250,550
250,000(a)	Matterhorn Re, 10.428%, (3 Month U.S. Treasury Bill + 500 bps), 1/8/24 (144A)	205,000
$ 455,550

Multiperil – Worldwide — 0.1%
250,000(a)	Northshore Re II, 11.193%, (3 Month U.S. Treasury Bill + 575 bps), 1/8/24 (144A)	$ 249,450
Pandemic – U.S — 0.1%
250,000(a)	Vitality Re XI, 6.928%, (3 Month U.S. Treasury Bill + 150 bps), 1/9/24 (144A)	$ 248,825
250,000(a)	Vitality Re XI, 7.228%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	247,775
$ 496,600

Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 12.426%, (3 Month U.S. Treasury Bill + 700 bps), 6/6/25 (144A)	$ 225,000
Windstorm – Jamaica — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 9.713%, (SOFR + 440 bps), 12/29/23 (144A)	$ 247,925
Windstorm – North Carolina — 0.0%†
250,000(a)	Cape Lookout Re, 10.428%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	$ 240,800
Windstorm – U.S. — 0.0%†
250,000(a)	Bonanza Re, 10.298%, (3 Month U.S. Treasury Bill + 487 bps), 12/23/24 (144A)	$ 219,750
Windstorm – U.S. Regional — 0.1%
250,000(a)	Citrus Re, 10.528%, (3 Month U.S. Treasury Bill + 510 bps), 6/7/25 (144A)	$ 245,650
	Total Event Linked Bonds	$ 5,757,375

The accompanying notes are an integral part of these financial statements.
44Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Face Amount USD ($)		Value
	Collateralized Reinsurance — 0.2%
	Earthquakes – California — 0.1%
250,000(g)(h) +	Adare Re 2022-2, 9/30/28	$ 273,991
	Multiperil – Massachusetts — 0.0%†
250,000(g)(h) +	Denning Re 2022, 6/30/28	$ 208,976
	Multiperil – U.S. — 0.1%
250,000(g)(h) +	Ballybunion Re 2022-3, 6/30/28	$ 258,652
	Multiperil – Worldwide — 0.0%†
250,000(g)(h) +	Cypress Re 2017, 1/31/24	$ 25
250,000(h) +	Limestone Re 2020-1, 3/1/24 (144A)	—
250,000(g)(h) +	Resilience Re, 5/1/24	—
		$ 25

	Windstorm – Florida — 0.0%†
250,000(g)(h) +	Portrush Re 2017, 6/15/24	$ 25
	Total Collateralized Reinsurance	$741,669

	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.0%†
250,000(g)(i) +	Harambee Re 2018, 12/31/24	$ —
250,000(g)(i) +	Harambee Re 2019, 12/31/24	300
250,000(g)(i) +	Harambee Re 2020, 12/31/23	3,525
		$ 3,825

	Multiperil – Worldwide — 0.2%
216,442(g)(i) +	Alturas Re 2021-2, 12/31/24	$ —
185,015(g)(i) +	Alturas Re 2022-2, 12/31/27	42,146
429,864(g)(h) +	Berwick Re 2019-1, 12/31/24	68,563
264,623(h) +	Gullane Re 2018, 12/31/24	12,497
250,000(g)(i) +	Lion Rock Re 2020, 1/31/24	—
128,615(g)(i) +	Lorenz Re 2019, 6/30/24	4,012
500,000(g)(h) +	Merion Re 2021-2, 12/31/24	98,250
363,953(g)(h) +	Merion Re 2022-2, 12/31/27	345,068
250,000(g)(h) +	RosaPenna Re 2022, 6/30/28	240,401
10,000(h) +	Sector Re V, 12/1/24 (144A)	17,487
5,000(a)(g)(h) +	Sector Re V, 12/1/26 (144A)	24,880
257,836(h) +	Sussex Re 2020-1, 12/31/24	—
250,000(i) +	Thopas Re 2019, 12/31/24	1,950
500,000(i) +	Thopas Re 2020, 12/31/23	—
250,000(i) +	Thopas Re 2021, 12/31/24	4,025
250,000(i) +	Thopas Re 2022, 12/31/27	—
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2345

Schedule of Investments  |  8/31/23 (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
500,000(g)(i) +	Viribus Re 2020, 12/31/23	$ 17,250
250,000(i) +	Viribus Re 2022, 12/31/27	12,300
		$ 888,829

	Total Reinsurance Sidecars	$892,654

	Total Insurance-Linked Securities (Cost $7,820,751)	$7,391,698

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 7.8% of Net Assets
1,356(a)	Federal Home Loan Mortgage Corp., 4.375%, (1 Year CMT Index + 225 bps), 11/1/31	$ 1,373
565(a)	Federal Home Loan Mortgage Corp., 4.837%, (RFUCCT6M + 233 bps), 4/1/25	554
8,699	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	8,704
199(a)	Federal Home Loan Mortgage Corp., 5.857%, (1 Year CMT Index + 236 bps), 1/1/28	197
1,117(a)	Federal Home Loan Mortgage Corp., 6.158%, (RFUCCT1Y + 191 bps), 8/1/31	1,098
20,210(a)	Federal Home Loan Mortgage Corp. REMICs, 5.853%, (SOFR30A + 66 bps), 4/15/27	20,168
93,845(a)	Federal Home Loan Mortgage Corp. REMICs, 5.803%, (SOFR30A + 61 bps), 7/15/31	93,472
23,179(a)	Federal Home Loan Mortgage Corp. REMICs, 5.803%, (SOFR30A + 61 bps), 4/15/28	23,093
38,957(a)	Federal Home Loan Mortgage Corp. REMICs, 6.303%, (SOFR30A + 111 bps), 2/15/32	39,334
61,675(a)	Federal Home Loan Mortgage Corp. REMICs, 5.873%, (SOFR30A + 68 bps), 3/15/32	61,290
11,262(a)	Federal Home Loan Mortgage Corp. REMICs, 5.623%, (SOFR30A + 43 bps), 11/15/36	11,034
69,219(a)	Federal Home Loan Mortgage Corp. REMICs, 5.678%, (SOFR30A + 49 bps), 11/15/37	67,996
43,173(a)	Federal Home Loan Mortgage Corp. REMICs, 5.803%, (SOFR30A + 61 bps), 2/15/41	42,514
57,694(a)	Federal Home Loan Mortgage Corp. REMICs, 5.723%, (SOFR30A + 53 bps), 4/15/41	56,618
23,858(a)	Federal Home Loan Mortgage Corp. REMICs, 5.853%, (SOFR30A + 66 bps), 2/15/42	23,524
50,145	Federal Home Loan Mortgage Corp. REMICs, 3.000%, 12/15/25	49,034
The accompanying notes are an integral part of these financial statements.
46Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
82,357	Federal National Mortgage Association, 3.000%, 3/1/47	$ 72,679
7(a)	Federal National Mortgage Association, 4.245%, (1 Year CMT Index + 212 bps), 11/1/25	7
1,800,000	Federal National Mortgage Association, 4.500%, 9/1/53 (TBA)	1,706,625
8,236(a)	Federal National Mortgage Association, 4.711%, (ECOFC + 193 bps), 12/1/36	8,158
1,308(a)	Federal National Mortgage Association, 4.838%, (1 Year CMT Index + 246 bps), 4/1/28	1,283
7,426	Federal National Mortgage Association, 5.500%, 12/1/35	7,465
45,092	Federal National Mortgage Association, 5.500%, 8/1/37	45,814
500,000	Federal National Mortgage Association, 5.500%, 9/1/53 (TBA)	493,672
7,931(a)	Federal National Mortgage Association, 5.688%, (12 Month USD LIBOR + 177 bps), 7/1/36	7,904
5,116	Federal National Mortgage Association, 6.000%, 4/1/38	5,279
2,900,000	Federal National Mortgage Association, 6.000%, 9/1/53 (TBA)	2,907,590
42,387	Federal National Mortgage Association, 6.500%, 4/1/29	42,571
1,100	Federal National Mortgage Association, 6.500%, 7/1/32	1,119
8,421	Federal National Mortgage Association, 7.000%, 1/1/36	8,689
13,644	Federal National Mortgage Association REMICs, 6.000%, 6/25/29	13,630
54,626(a)	Federal National Mortgage Association REMICs, 5.744%, (SOFR30A + 51 bps), 12/18/32	54,165
41,904(a)	Federal National Mortgage Association REMICs, 5.702%, (SOFR30A + 41 bps), 11/25/27	41,683
15,261(a)	Federal National Mortgage Association REMICs, 5.802%, (SOFR30A + 51 bps), 3/25/34	15,228
23,546(a)	Federal National Mortgage Association REMICs, 5.752%, (SOFR30A + 46 bps), 9/25/36	23,251
14,688(a)	Federal National Mortgage Association REMICs, 5.762%, (SOFR30A + 47 bps), 3/25/37	14,242
53,581(a)	Federal National Mortgage Association REMICs, 5.652%, (SOFR30A + 36 bps), 6/25/37	52,213
46,281(a)	Federal National Mortgage Association REMICs, 5.972%, (SOFR30A + 68 bps), 9/25/37	45,872
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2347

Schedule of Investments  |  8/31/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
49,474(a)	Federal National Mortgage Association REMICs, 5.982%, (SOFR30A + 69 bps), 9/25/37	$ 49,121
33,100(a)	Federal National Mortgage Association REMICs, 5.752%, (SOFR30A + 46 bps), 3/25/37	32,370
38,893(a)	Federal National Mortgage Association REMICs, 6.302%, (SOFR30A + 101 bps), 7/25/38	38,990
2,407	Federal National Mortgage Association REMICs, 3.000%, 4/25/40	2,343
32,509(a)	Government National Mortgage Association, 5.928%, (1 Month Term SOFR + 61 bps), 2/20/38	32,322
50,811(a)	Government National Mortgage Association, 2.952%, (1 Month Term SOFR + 41 bps), 8/20/40	48,224
14,401	Government National Mortgage Association I, 6.000%, 12/15/31	14,489
32,088	Government National Mortgage Association I, 6.000%, 11/15/36	33,341
4,853	Government National Mortgage Association I, 6.500%, 5/15/31	4,973
5,123	Government National Mortgage Association I, 6.500%, 7/15/35	5,191
8,253	Government National Mortgage Association I, 6.500%, 10/15/37	8,369
8,983	Government National Mortgage Association I, 7.500%, 10/15/36	8,981
7,000,000	U.S. Treasury Bonds, 6.375%, 8/15/27	7,498,203
7,000,000	U.S. Treasury Bonds, 6.875%, 8/15/25	7,259,492
11,500,000	U.S. Treasury Notes, 4.625%, 2/28/25	11,420,488
	Total U.S. Government and Agency Obligations (Cost $32,733,249)	$32,526,039

	SHORT TERM INVESTMENTS — 10.5% of Net Assets
	Repurchase Agreements — 3.6%
5,000,000	Bank of America, 5.3%, dated 8/31/23, to be purchased on 9/1/23 for $5,000,736, collateralized by $5,100,027 U.S. Treasury Note, 2.875%, 5/15/32	$ 5,000,000
5,000,000	RBC Dominion Securities Inc., 5.3%, dated 8/31/23, to be purchased on 9/1/23 for $5,000,736, collateralized by $5,100,810 U.S. Treasury Floating Rate Note, 5.45%, 7/31/24	5,000,000
The accompanying notes are an integral part of these financial statements.
48Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Principal Amount USD ($)		Value
	Repurchase Agreements — (continued)
2,500,000	Toronto-Dominion Bank, 5.3%, dated 8/31/23, to be purchased on 9/1/23 for $2,500,368, collateralized by $2,550,045 U.S. Treasury Note, 0.25%-4.375%, 11/30/23-8/31/28	$ 2,500,000
2,500,000	Toronto-Dominion Bank, 5.3%, dated 8/31/23, to be purchased on 9/1/23 for $2,500,368, collateralized by $2,550,001 Government National Mortgage Association, 5.5%, 4/20/53	2,500,000
		$ 15,000,000

	Commercial Paper — 6.6% of Net Assets
500,000(j)	Aon Plc, 5.452%, 9/7/23	$ 499,475
2,000,000(j)	Autozone, Inc., 5.389%, 9/5/23	1,998,516
1,600,000(j)	Canadian Natural Resources, Ltd., 6.032%, 9/12/23	1,596,868
1,200,000(j)	Canadian Pacific Kansas City, Ltd., 5.451%, 9/1/23	1,199,818
1,800,000(j)	Centerpoint Energy, Inc., 5.416%, 9/6/23	1,798,374
1,600,000(j)	Commonwealth Edison Co., 5.321%, 9/1/23	1,599,756
1,750,000(j)	Duke Energy Corp., 5.408%, 9/8/23	1,747,875
1,000,000(j)	Energy Transfer LP, 5.751%, 9/1/23	999,842
1,750,000(j)	ERP Operating LP, 5.436%, 9/5/23	1,748,673
2,000,000(j)	Eversource Energy, 5.428%, 9/7/23	1,997,849
1,600,000(j)	FMC Corp., 5.901%, 9/1/23	1,599,731
1,200,000(j)	HCP, Inc., 5.542%, 9/13/23	1,197,611
400,000(j)	Hyundai Capital America, 5.431%, 9/13/23	399,209
1,800,000(j)	Mondelez International, Inc., 5.464%, 9/5/23	1,798,635
1,500,000(j)	Prudential Funding Corp., 5.315%, 9/6/23	1,498,671
2,000,000(j)	Realt Income Corp., 5.456%, 9/1/23	1,999,697
2,000,000(j)	UDR, Inc., 5.449%, 9/5/23	1,998,483
1,750,000(j)	WEC Energy Group, Inc., 5.436%, 9/6/23	1,748,407
	Total Commercial Paper (Cost $27,431,694)	$27,427,490

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2349

Schedule of Investments  |  8/31/23 (continued)
Shares		Value
	Open-End Fund — 0.3%
1,114,408(k)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 1,114,408
		$ 1,114,408

	TOTAL SHORT TERM INVESTMENTS (Cost $43,546,102)	$43,541,898

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.2% (Cost $425,802,794)	$415,653,310
	OTHER ASSETS AND LIABILITIES — (0.2)%	$ (912,099)
	net assets — 100.0%	$414,741,211

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At August 31, 2023, the value of these securities amounted to $233,537,491, or 56.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at August 31, 2023.
(b)	Security is in default.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2023.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at August 31, 2023.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	Rate shown represents yield-to-maturity.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2023.
The accompanying notes are an integral part of these financial statements.
50Pioneer Short Term Income Fund  | Annual Report | 8/31/23

*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$250,000	$ 244,850
Adare Re 2022-2	10/20/2022	250,000	273,991
Alturas Re 2021-2	2/16/2021	11,311	—
Alturas Re 2022-2	1/18/2022	39,917	42,146
Ballybunion Re 2022-3	8/5/2022	250,000	258,652
Berwick Re 2019-1	12/31/2018	51,365	68,563
Bonanza Re	12/15/2020	250,000	219,750
Caelus Re V	4/27/2017	25,000	20,000
Caelus Re V	5/4/2018	250,000	175,000
Cape Lookout Re	3/16/2022	250,000	240,800
Citrus Re	4/11/2022	250,000	245,650
Cypress Re 2017	1/24/2017	840	25
Denning Re 2022	7/11/2022	194,481	208,976
Easton Re Pte	12/15/2020	250,000	249,475
FloodSmart Re	2/14/2022	250,000	250,050
Four Lakes Re	11/5/2020	250,000	248,425
Gullane Re 2018	3/26/2018	—	12,497
Harambee Re 2018	12/19/2017	5,311	—
Harambee Re 2019	12/20/2018	—	300
Harambee Re 2020	2/27/2020	—	3,525
Integrity Re	5/9/2022	250,000	225,000
International Bank for Reconstruction & Development	2/28/2020	250,000	249,225
International Bank for Reconstruction & Development	7/19/2021	250,000	247,925
Limestone Re 2020-1	12/27/2019	—	—
Lion Rock Re 2020	12/30/2019	—	—
Long Point Re IV	5/13/2022	250,000	250,550
Lorenz Re 2019	7/10/2019	24,154	4,012
Matterhorn Re	1/29/2020	250,000	205,000
Matterhorn Re	3/10/2022	250,000	241,975
Matterhorn Re	3/10/2022	250,000	244,875
Merion Re 2021-2	12/28/2020	136,047	98,250
Merion Re 2022-2	3/1/2022	363,953	345,068
Mystic Re IV	6/9/2021	250,000	239,725
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2351

Schedule of Investments  |  8/31/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Northshore Re II	12/2/2020	$250,000	$ 249,450
Portrush Re 2017	6/12/2017	191,747	25
Residential Re	10/30/2020	250,000	248,775
Residential Re	10/28/2021	250,000	241,850
Resilience Re	2/8/2017	124	—
RosaPenna Re 2022	8/26/2022	225,276	240,401
Sanders Re II	11/23/2021	250,000	235,825
Sanders Re III	3/22/2022	250,000	237,350
Sector Re V	1/1/2020	265	17,487
Sector Re V	12/6/2021	—	24,880
Sussex Re 2020-1	1/21/2020	—	—
Thopas Re 2019	12/21/2018	—	1,950
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	4,025
Thopas Re 2022	2/15/2022	—	—
Ursa Re II	10/8/2020	250,000	249,250
Viribus Re 2020	12/30/2019	50,960	17,250
Viribus Re 2022	4/18/2022	—	12,300
Vitality Re XI	1/23/2020	250,000	248,825
Vitality Re XI	1/23/2020	250,000	247,775
Total Restricted Securities			$7,391,698
% of Net assets			1.8%
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
530	U.S. 2 Year Note (CBT)	12/29/23	$107,828,054	$108,016,485	$188,431
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
75	U.S. 5 Year Note (CBT)	12/29/23	$ (7,976,479)	$ (8,019,141)	$ (42,662)
15	U.S. 10 Year Note (CBT)	12/19/23	(1,652,165)	(1,665,469)	(13,304)
			$ (9,628,644)	$ (9,684,610)	$ (55,966)
TOTAL FUTURES CONTRACTS			$98,199,410	$98,331,875	$132,465
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
The accompanying notes are an integral part of these financial statements.
52Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 48,741,641	$ 29,623,652
Other Long-Term Securities	$156,806,653	$168,350,738
At August 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $427,252,166 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 1,789,570
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,255,961)
Net unrealized depreciation	$(11,466,391)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2353

Schedule of Investments  |  8/31/23 (continued)
The following is a summary of the inputs used as of August 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 7,550,441	$ —	$ 7,550,441
Asset Backed Securities	—	104,391,319	—	104,391,319
Collateralized Mortgage Obligations	—	52,586,727	—	52,586,727
Commercial Mortgage-Backed Securities	—	20,057,752	—	20,057,752
Corporate Bonds	—	147,607,436	—	147,607,436
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	273,991	273,991
Multiperil – Massachusetts	—	—	208,976	208,976
Multiperil – U.S.	—	—	258,652	258,652
Multiperil – Worldwide	—	—	25	25
Windstorm – Florida	—	—	25	25
Reinsurance Sidecars
Multiperil – U.S.	—	—	3,825	3,825
Multiperil – Worldwide	—	—	888,829	888,829
All Other Insurance-Linked Securities	—	5,757,375	—	5,757,375
U.S. Government and Agency Obligations	—	32,526,039	—	32,526,039
Repurchase Agreements	—	15,000,000	—	15,000,000
Commercial Paper	—	27,427,490	—	27,427,490
Open-End Fund	1,114,408	—	—	1,114,408
Total Investments in Securities	$ 1,114,408	$ 412,904,579	$1,634,323	$ 415,653,310
Other Financial Instruments
Net unrealized appreciation on futures contracts	$ 132,465	$ —	$ —	$ 132,465
Total Other Financial Instruments	$ 132,465	$ —	$ —	$ 132,465
During the year ended August 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
54Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $425,802,794)	$415,653,310
Cash	507,299
Futures collateral	904,585
Variation margin for futures contracts	17,383
Receivables —
Investment securities sold	426
Fund shares sold	3,719,360
Interest	2,490,944
Due from the Adviser	3,646
Other assets	48,127
Total assets	$ 423,345,080
LIABILITIES:
Payables —
Investment securities purchased	$ 5,152,312
Fund shares repurchased	2,844,084
Distributions	285,185
Trustees' fees	4,251
Management fees	11,823
Administrative expenses	13,375
Distribution fees	1,999
Accrued expenses	290,840
Total liabilities	$ 8,603,869
NET ASSETS:
Paid-in capital	$481,330,538
Distributable earnings (loss)	(66,589,327)
Net assets	$414,741,211
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $96,544,932/11,080,768 shares)	$ 8.71
Class C (based on $9,210,760/1,054,850 shares)	$ 8.73
Class C2 (based on $1,189,313/136,151 shares)	$ 8.74
Class K (based on $23,424,312/2,671,806 shares)	$ 8.77
Class Y (based on $284,371,894/32,578,101 shares)	$ 8.73
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/23 55

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $10,267)	$21,070,537
Dividends from unaffiliated issuers	480,353
Total Investment Income		$ 21,550,890
EXPENSES:
Management fees	$ 1,414,550
Administrative expenses	123,372
Transfer agent fees
Class A	287,243
Class C	5,901
Class C2	270
Class K	46
Class Y	235,545
Distribution fees
Class A	218,639
Class C	53,657
Class C2	5,441
Shareowner communications expense	21,364
Custodian fees	9,648
Registration fees	126,139
Professional fees	224,725
Printing expense	31,956
Officers' and Trustees' fees	19,402
Insurance expense	4,503
Miscellaneous	60,389
Total expenses		$ 2,842,790
Less fees waived and expenses reimbursed by the Adviser		(515,752)
Net expenses		$ 2,327,038
Net investment income		$ 19,223,852
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (7,269,160)
Futures contracts	(3,086,187)	$(10,355,347)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 4,454,104
Futures contracts	142,871
Unfunded loan commitments	195	$ 4,597,170
Net realized and unrealized gain (loss) on investments		$ (5,758,177)
Net increase in net assets resulting from operations		$ 13,465,675
The accompanying notes are an integral part of these financial statements.
56Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 19,223,852	$ 9,485,467
Net realized gain (loss) on investments	(10,355,347)	(6,067,405)
Change in net unrealized appreciation (depreciation) on investments	4,597,170	(18,476,616)
Net increase (decrease) in net assets resulting from operations	$ 13,465,675	$ (15,058,554)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.41 and $0.20 per share, respectively)	$ (5,115,507)	$ (2,996,912)
Class C ($0.40 and $0.18 per share, respectively)	(484,742)	(291,064)
Class C2 ($0.40 and $0.19 per share, respectively)	(49,466)	(31,441)
Class K ($0.45 and $0.24 per share, respectively)	(919,622)	(16,995)
Class Y ($0.44 and $0.23 per share, respectively)	(13,504,984)	(7,086,590)
Total distributions to shareowners	$ (20,074,321)	$ (10,423,002)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 258,006,903	$ 234,708,942
Reinvestment of distributions	17,166,271	8,585,192
Cost of shares repurchased	(262,430,137)	(249,660,751)
Net increase (decrease) in net assets resulting from Fund share transactions	$ 12,743,037	$ (6,366,617)
Net increase (decrease) in net assets	$ 6,134,391	$ (31,848,173)
NET ASSETS:
Beginning of year	$ 408,606,820	$ 440,454,993
End of year	$ 414,741,211	$ 408,606,820
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2357

Statements of Changes in Net Assets (continued)
	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	2,845,569	$ 24,848,854	5,320,735	$ 48,740,164
Reinvestment of distributions	558,942	4,866,739	314,531	2,860,197
Less shares repurchased	(6,333,915)	(55,168,852)	(7,041,990)	(64,243,230)
Net decrease	(2,929,404)	$ (25,453,259)	(1,406,724)	$ (12,642,869)
Class C
Shares sold	468,887	$ 4,089,902	386,995	$ 3,526,684
Reinvestment of distributions	55,287	482,541	31,976	291,064
Less shares repurchased	(829,422)	(7,245,295)	(1,066,151)	(9,756,108)
Net decrease	(305,248)	$ (2,672,852)	(647,180)	$ (5,938,360)
Class C2
Shares sold	30,085	$ 262,640	13,216	$ 123,183
Reinvestment of distributions	419	3,661	457	4,211
Less shares repurchased	(32,662)	(284,039)	(72,353)	(661,327)
Net decrease	(2,158)	$ (17,738)	(58,680)	$ (533,933)
Class K
Shares sold	2,634,894	$ 22,978,431	67,312	$ 605,485
Reinvestment of distributions	102,507	899,232	451	4,118
Less shares repurchased	(177,965)	(1,558,153)	(25,376)	(230,838)
Net increase	2,559,436	$ 22,319,510	42,387	$ 378,765
Class Y
Shares sold	23,569,664	$ 205,827,076	19,929,712	$ 181,713,426
Reinvestment of distributions	1,250,933	10,914,098	595,941	5,425,602
Less shares repurchased	(22,718,123)	(198,173,798)	(19,200,532)	(174,769,248)
Net increase	2,102,474	$ 18,567,376	1,325,121	$ 12,369,780
The accompanying notes are an integral part of these financial statements.
58Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class A
Net asset value, beginning of period	$ 8.85	$ 9.39	$ 9.21	$ 9.52	$ 9.40
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.18	$ 0.19	$ 0.23	$ 0.27
Net realized and unrealized gain (loss) on investments	(0.12)	(0.52)	0.20	(0.29)	0.14
Net increase (decrease) from investment operations	$ 0.27	$ (0.34)	$ 0.39	$ (0.06)	$ 0.41
Distributions to shareowners:
Net investment income	$ (0.41)	$ (0.20)	$ (0.21)	$ (0.25)	$ (0.29)
Total distributions	$ (0.41)	$ (0.20)	$ (0.21)	$ (0.25)	$ (0.29)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.31)	$ 0.12
Net asset value, end of period	$ 8.71	$ 8.85	$ 9.39	$ 9.21	$ 9.52
Total return (b)	3.17%	(3.65)%	4.25%	(0.61)%	4.39%
Ratio of net expenses to average net assets	0.83%	0.83%	0.81%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	4.46%	1.97%	1.98%	2.44%	2.87%
Portfolio turnover rate	54%	68%	43%	113%	84%
Net assets, end of period (in thousands)	$96,545	$124,028	$144,818	$146,659	$176,601
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.97%	0.97%	0.85%	0.85%	0.86%
Net investment income (loss) to average net assets	4.32%	1.83%	1.94%	2.41%	2.83%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2359

Financial Highlights  (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class C
Net asset value, beginning of period	$ 8.87	$ 9.41	$ 9.23	$ 9.52	$ 9.39
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.16	$ 0.17	$ 0.20	$ 0.25
Net realized and unrealized gain (loss) on investments	(0.11)	(0.52)	0.20	(0.26)	0.14
Net increase (decrease) from investment operations	$ 0.26	$ (0.36)	$ 0.37	$ (0.06)	$ 0.39
Distributions to shareowners:
Net investment income	$ (0.40)	$ (0.18)	$ (0.19)	$ (0.23)	$ (0.26)
Total distributions	$ (0.40)	$ (0.18)	$ (0.19)	$ (0.23)	$ (0.26)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.29)	$ 0.13
Net asset value, end of period	$ 8.73	$ 8.87	$ 9.41	$ 9.23	$ 9.52
Total return (b)	2.99%	(3.85)%	4.04%	(0.62)%	4.25%
Ratio of net expenses to average net assets	1.01%	1.03%	1.03%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets	4.29%	1.74%	1.77%	2.22%	2.66%
Portfolio turnover rate	54%	68%	43%	113%	84%
Net assets, end of period (in thousands)	$9,211	$12,069	$18,885	$31,557	$32,889
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.06%	1.04%	1.07%	1.06%	1.07%
Net investment income (loss) to average net assets	4.24%	1.73%	1.73%	2.20%	2.62%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
60Pioneer Short Term Income Fund  | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class C2
Net asset value, beginning of period	$ 8.88	$ 9.42	$ 9.24	$ 9.52	$ 9.39
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.38	$ 0.16	$ 0.17	$ 0.20	$ 0.25
Net realized and unrealized gain (loss) on investments	(0.12)	(0.51)	0.20	(0.25)	0.15
Net increase (decrease) from investment operations	$ 0.26	$ (0.35)	$ 0.37	$ (0.05)	$ 0.40
Distributions to shareowners:
Net investment income	$ (0.40)	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.27)
Total distributions	$ (0.40)	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.27)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.28)	$ 0.13
Net asset value, end of period	$ 8.74	$ 8.88	$ 9.42	$ 9.24	$ 9.52
Total return (b)	3.01%	(3.80)%	4.04%	(0.52)%	4.27%
Ratio of net expenses to average net assets	0.97%	1.00%	1.01%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	4.33%	1.78%	1.78%	2.20%	2.61%
Portfolio turnover rate	54%	68%	43%	113%	84%
Net assets, end of period (in thousands)	$1,189	$1,228	$1,855	$1,436	$1,173
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03%	1.01%	1.05%	1.05%	1.09%
Net investment income (loss) to average net assets	4.27%	1.77%	1.74%	2.18%	2.57%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2361

Financial Highlights  (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class K
Net asset value, beginning of period	$ 8.91	$ 9.45	$ 9.27	$ 9.54	$ 9.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.22	$ 0.22	$ 0.27	$ 0.31
Net realized and unrealized gain (loss) on investments	(0.14)	(0.52)	0.20	(0.26)	0.13
Net increase (decrease) from investment operations	$ 0.31	$ (0.30)	$ 0.42	$ 0.01	$ 0.44
Distributions to shareowners:
Net investment income	$ (0.45)	$ (0.24)	$ (0.24)	$ (0.28)	$ (0.32)
Total distributions	$ (0.45)	$ (0.24)	$(0.24)	$ (0.28)	$ (0.32)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.27)	$ 0.12
Net asset value, end of period	$ 8.77	$ 8.91	$ 9.45	$ 9.27	$ 9.54
Total return (b)	3.56%	(3.26)%	4.62%	0.16%	4.73%
Ratio of net expenses to average net assets	0.45%	0.46%	0.46%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets	5.13%	2.36%	2.36%	2.86%	3.26%
Portfolio turnover rate	54%	68%	43%	113%	84%
Net assets, end of period (in thousands)	$23,424	$1,001	$ 661	$3,408	$14,451
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.50%	0.49%	0.51%	0.47%	0.51%
Net investment income (loss) to average net assets	5.08%	2.33%	2.31%	2.85%	3.22%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
62Pioneer Short Term Income Fund  | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class Y
Net asset value, beginning of period	$ 8.87	$ 9.41	$ 9.23	$ 9.51	$ 9.38
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.43	$ 0.21	$ 0.22	$ 0.26	$ 0.30
Net realized and unrealized gain (loss) on investments	(0.13)	(0.52)	0.20	(0.26)	0.14
Net increase (decrease) from investment operations	$ 0.30	$ (0.31)	$ 0.42	$ (0.00)(b)	$ 0.44
Distributions to shareowners:
Net investment income	$ (0.44)	$ (0.23)	$ (0.24)	$ (0.28)	$ (0.31)
Total distributions	$ (0.44)	$ (0.23)	$ (0.24)	$ (0.28)	$ (0.31)
Net increase (decrease) in net asset value	$ (0.14)	$ (0.54)	$ 0.18	$ (0.28)	$ 0.13
Net asset value, end of period	$ 8.73	$ 8.87	$ 9.41	$ 9.23	$ 9.51
Total return (c)	3.55%	(3.29)%	4.63%	0.05%	4.81%
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets	4.87%	2.34%	2.33%	2.80%	3.23%
Portfolio turnover rate	54%	68%	43%	113%	84%
Net assets, end of period (in thousands)	$284,372	$270,281	$274,235	$286,499	$302,658
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.59%	0.57%	0.60%	0.59%	0.59%
Net investment income (loss) to average net assets	4.74%	2.23%	2.19%	2.67%	3.11%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2363

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
64Pioneer Short Term Income Fund  | Annual Report | 8/31/23

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations
Pioneer Short Term Income Fund  | Annual Report | 8/31/2365

are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
66Pioneer Short Term Income Fund  | Annual Report | 8/31/23

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial
Pioneer Short Term Income Fund  | Annual Report | 8/31/2367

statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2023, the Fund was permitted to carry forward indefinitely $26,832,731 of short-term losses and $28,182,226 of long-term losses.
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$20,074,321	$10,423,002
Total	$ 20,074,321	$ 10,423,002
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 177,206
Capital loss carryforward	(55,014,957)
Current year dividend payable	(285,185)
Net unrealized depreciation	(11,466,391)
Total	$(66,589,327)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments relating to event-linked bonds and reinsurance sidecars, the tax treatment of premium and amortization, and the mark to market of futures contracts.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the
68Pioneer Short Term Income Fund  | Annual Report | 8/31/23

number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The
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consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging
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economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Normally, at least 80% of the Fund’s net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these
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factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment-grade (high-yield) debt securities. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked
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to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers,
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retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at August 31, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and
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accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a
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sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at August 31, 2023 are disclosed in the Schedule of Investments.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
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The average notional values of futures contracts long position and futures contracts short position during the year ended August 31, 2023 were $94,119,161 and $22,355,613, respectively. Open futures contracts outstanding at August 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Class C and Class C2 shares do not have expense limitations. Fees waived and expenses reimbursed during the year ended August 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $11,823 in management fees payable to the Adviser at August 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $19,402 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At August 31, 2023,
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on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $4,251 and a payable for administrative expenses of $13,375, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 8,472
Class C	1,214
Class C2	1
Class K	111
Class Y	11,566
Total	$21,364
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Reflected on the Statement of Assets and Liabilities is $1,999 in distribution fees payable to the Distributor at August 31, 2023.
In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original
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purchase of those shares. There is no CDSC for Class A, C, K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2023, CDSCs in the amount of $15 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended August 31, 2023, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
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Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$188,431	$ —	$ —	$ —	$ —
Total Value	$188,431	$—	$—	$—	$—
Liabilities
Net unrealized depreciation on futures contracts*	$ 55,966	$ —	$ —	$ —	$ —
Total Value	$ 55,966	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (3,086,187)	$ —	$ —	$ —	$ —
Total Value	$(3,086,187)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ 142,871	$ —	$ —	$ —	$ —
Total Value	$ 142,871	$—	$—	$—	$—
8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
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As of August 31, 2023, the Fund had no unfunded loan commitments outstanding.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer Short Term Income Fund :

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the “Fund”), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,
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and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
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Additional Information (unaudited)  |  8/31/23
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 71.83%.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
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and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
86Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2387

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
88Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Short Term Income Fund  | Annual Report | 8/31/2389

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2004. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
90Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2391

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
92Pioneer Short Term Income Fund  | Annual Report | 8/31/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Short Term Income Fund  | Annual Report | 8/31/2393

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022 Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
94Pioneer Short Term Income Fund  | Annual Report | 8/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSMfor automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19427-17-1023

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $47,582 payable to Ernst & Young LLP for the year ended August 31, 2023 and $45,752 for the year ended August 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Fund were $ 2,233 payable to Ernst & Young LLP for the year ended August 31, 2023 and $686 for the year ended August 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $17,080 and $16,423 during the fiscal years ended August 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control andregulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2)

Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $17,080 and $16,423 during the fiscal years ended August 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 7, 2023

*	Print the name and title of each signing officer under his or her signature.